Investments in Affiliates (Tables)	9 Months Ended
Sep. 30, 2021
Equity Method Investments and Joint Ventures [Abstract]
Schedule of Equity Method Investments

	Nine months ended September 30,
(in thousands of $)	2021	2020
Share of net losses of Avenir	(382)	(154)
Share of net losses of others	(179)	(237)
Total equity in net losses of affiliates	(561)	(391)

The carrying amounts of our equity method investments, from continuing operations, as at September 30, 2021 and December 31, 2020 are as follows:

(in thousands of $)	September 30, 2021	December 31, 2020
Avenir (1)	46,352	39,984
Others	4,221	4,401
Total investments in affiliates	50,573	44,385
(1) In March 2020, Avenir issued an Equity Shortfall Offering to its shareholders, requiring funding of an equity shortfall by means of a total equity contribution to be funded on a pro rata basis. As of September 30, 2021, we have cumulatively subscribed to 18,000,000 additional shares at $1.00 par value for consideration of $18.0 million.